Exhibit 10.1

CLS HOLDINGS USA, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement is made by and between CLS Holdings USA, Inc., a Nevada corporation (the "Company"), and the undersigned person (the "Investor") who is subscribing hereby for the Company's securities set forth below. In consideration of the Company's agreement to sell the securities to the Investor, upon the terms and conditions and based on the disclosure set forth herein, the Investor and the Company agree and represent as follows:

A. DISCLOSURE REGARDING THE OFFERING

THE SECURITIES BEING OFFERED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND NO PERSON SHOULD INVEST WHO CANNOT AFFORD TO LOSE HIS ENTIRE INVESTMENT. SEE SECTION B FOR INFORMATION ABOUT RISK FACTORS.

The Company hereby offers to sell on an “as sold” basis up to 12,500,000 (which number at the option of the Company may be increased to 14,375,000) units (the “Units”) with each Unit consisting of one (1) share of its Common Stock, par value $.001, (the "Shares") at a price of $0.40 per Unit to raise up to $5,000,000 ($5,750,000 in the event the Company increases the number of Unis to be sold) (the "Offering"). Each Unit will also include one (1) warrant, with each warrant exercisable for three years to purchase a Share at a price of $0.60. A form of warrant of is attached hereto as Exhibit C. Fractional Units can be sold at the discretion of the Company. All funds raised in the Offering will be delivered directly to the Company and will be immediately available to the Company. The Company currently has 73,995,795 shares outstanding . If all of the Units (including the increased amount) offered are sold, the Shares sold hereby will represent in the aggregate approximately 16.3% of the outstanding shares. The proceeds of the Offering are currently expected to be used to fund the development and expansion of the Company’s Nevada facilities and general working capital, although the actual usage may change as the Company’s business plans develop. Unless extended by the Company for up to an additional 30 days, the Offering will terminate on September 1, 2018.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AVAILABLE EXEMPTIONS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES COMMISSION OF ANY STATE NOR HAS THE SEC OR ANY SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE OFFERING PRICE OF THE UNITS HAS BEEN ARBITRARILY DETERMINED BY THE COMPANY AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

The Investor is required to pay simultaneously herewith the purchase price by wire transferring such amount to the Company:

McMurdo Law Group, LLC

ABA # 065000090

Account # 7057445283

Or check made payable to the order of CLS Holdings USA, Inc. and delivered to:

CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, FL 33156

Jeffrey I. Binder

The Investor understands and acknowledges that the funds invested hereby will, upon acceptance by the Company of this Subscription Agreement, be unconditionally released to the Company for its use.

B.     .RISK FACTORS

The purchase of the Shares involves a high degree of risk. Before subscribing for the Shares, each prospective investor should consider carefully the general investment risks enumerated in Exhibit A hereto, as well as the other risk factors and information contained in this Subscription Agreement and in its public filings with the SEC located at www.sec.gov.

C.     DISCLOSURE REGARDING THE COMPANY

The Company is a publicly reporting corporation subject to the reporting requirements of the Securities Exchange Act of 1934 and is current in its filing obligations. Copies of the Company’s periodic filings with the SEC can be found at www.sec.gov.

D.     SUBSCRIPTION

1.     The Investor subscribes for the amount of Units and at the purchase price set forth on the signature page of this Subscription Agreement. Simultaneously with the delivery of this Subscription Agreement, the Investor is also delivering the entire purchase price, which shall be paid by wire transfer or check as described in Section A.

2.     The Investor understands that the payment accompanying this Subscription Agreement (if accepted by the Company) will be released to the Company as discussed in Section A above, and utilized by it for its business purposes.

3.     The Investor understands, acknowledges and agrees that:

(i) This subscription may be accepted or rejected in whole or in part by the Company in its sole discretion and may not be revoked by the Investor (unless as permitted by applicable law). If a subscription is not accepted, all funds tendered by the Investor will be refunded and returned promptly after such rejection, without interest or deduction.

(ii) The Shares shall not be deemed issued to, or owned by, the Investor until the Company closes on this Subscription.

(iii) No federal or provincial/state agency has made any finding or determination as to the adequacy of the information set forth in this Agreement or as to the fairness of this Offering for investment, nor any recommendation or endorsement of the Units or the Offering.

E.     REPRESENTATIONS, WARRANTIES AND COVENANTS

The Investor hereby represents and warrants that:

1.

The Investor's overall commitment to investments that are not readily marketable is not disproportionate to his net worth, and his investment in the Units will not cause such overall commitment to become excessive.

2.

The Investor has the financial ability and an adequate net worth and means of providing for his current needs and possible personal contingencies to sustain a complete loss of his investment in the Company, and he has no need for liquidity in his investment in the Units.

3.

The Investor has evaluated and understands the high risks and terms of investing in the Company and believes that he possesses experience and sophistication as an Investor that are adequate for the evaluation of the merits and risks associated with the Units.

4.

Prior to subscribing for the Units, the Investor has made an independent investigation of the Company and its business and has had available to him all information that he needs to make an informed decision. The Investor has carefully read this Subscription Agreement and all Exhibits. The Company has made available to the Investor and/or its attorney and/or its accountant all documents that the Investor has requested relating to investment in the Company and has provided written answers to all of its or their questions concerning the Offering and an investment in the Company. In evaluating the suitability of an investment in the Company and acquiring the Units, the Investor has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth herein or as contained in any documents or written answers to questions furnished to him by the Company.

5.

The Investor has discussed with his professional, legal, tax and/or financial advisors the suitability of an investment in the Company for his particular financial situation and the aggregate purchase price indicated herein for the Units subscribed for does not exceed ten percent (10%) of the Investor's net worth.

6.

If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the undersigned has been duly authorized to execute and deliver this Subscription Agreement and the signature of the undersigned on this Subscription Agreement is binding upon the partnership, corporation, trust or other entity.

7.

The Investor, (i) if an individual, is a bonafide resident of the state and country set forth in his residence address below or (ii) if a corporation, trust, partnership or other entity, has its principal place of business in the state set forth in its address below.

8.

The Investor understands that all of the representations and warranties of the Investor contained in this Agreement, and all information furnished by the Investor to the Company, are true, correct and complete in all respects and are being relied upon by the Company.

9.

The Investor is aware that the Shares purchased hereby will be restricted and that there is presently an uneven amount of activity in the market for the Company’s common stock and that no assurance can be given that an active market will exist in the future.

10.

The Investor is neither a member of, affiliated with or employed by a member of the National Association of Securities Dealers, Inc., nor is he employed by or affiliated with a broker-dealer registered with the United States Securities and Exchange Commission or with any state regulatory authority unless otherwise indicated on the Signature Page to this Agreement.

11.

The Investor understands that (i) the Units are a speculative investment that involve a substantial risk and the Investor may lose his entire investment and that (ii) this Offering is being made in reliance upon exemptions from registration as may be available to the Company under applicable securities laws.

12.	The Investor is acquiring the Units for investment for its own account and not with a view to distribution or resale, and is not holding all or any portion of the Units for any other person.

13.

The Shares purchased pursuant to this Agreement shall bear a legend restricting their transfer in substantially the following form unless and until they are registered for sale and sold pursuant to an effective registration statement.

The securities represented by this certificate have not been registered under any applicable securities laws. Any transfer of such securities will be invalid unless a registration statement under any applicable securities laws is in effect as to such transfer or, in the opinion of counsel to the Company, such registration is unnecessary in order for such transfer to comply with any applicable state securities laws. In addition, the Company may cause a stop transfer order to be placed with such transfer agent against all such certificates.

14.

The Investor agrees that it will not sell, transfer, pledge, offer for sale or otherwise transfer any of the Shares in the absence of an effective registration relating thereto under applicable securities laws or evidence that registration under applicable securities laws is not required in connection with such transfer, including, at the Company's option, an opinion of counsel satisfactory to the Company to that effect.

15.	The Investor has reviewed Exhibit B which contains the definition of “Accredited Investor” as defined in the U.S. securities laws and the Investor is in fact an Accredited Investor.

16.

The Units were not offered to the Investor by way of general solicitation or general advertising and at no time was the Investor presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or through the Internet.

F.     REQUIRED DISCLOSURES FOR U.S. INVESTORS

FOR RESIDENTS OF ALL STATES:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE INTO AND FROM CERTAIN STATES AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF FLORIDA:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") PROVIDES THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION 517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE (3) BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE (3) BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE SECURITIES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH ON THE COVER PAGE HEREOF. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

FOR RESIDENTS OF NEW YORK:

THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL FOR THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF NEW JERSEY:

THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY DOES NOT PASS UPON OR ENDORSE THE MERITS OF ANY PRIVATE OFFERING. NO OFFERING DOCUMENT HAS BEEN FILED WITH OR OTHERWISE APPROVED BY THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

G.     MISCELLANEOUS

1.      The Investor understands that the representations, warranties, agreements, undertakings and acknowledgments contained in this Agreement are made by the Investor with the intent that they be relied upon in determining the Investor's suitability as a purchaser of the Units. In addition, the Investor agrees to notify the Company, in writing, immediately of any change in any representation, warranty or other information that relates to the Investor.

2.       If more than one person is signing this Agreement, each representation, warranty and undertaking shall be a joint and several representation, warranty and undertaking of each such person. If the Investor is a partnership, corporation, trust or other entity, the Investor further represents and warrants that (i) the Investor has enclosed with this Agreement copies of its constituent documents evidencing its formation and current existence and appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Investor, and (ii) the Investor was not specifically formed to acquire the Units. If the Investor is a partnership, the Investor further represents that the funds to make this investment were not derived from additional capital contributions of the partners of the partnership.

3.      All pronouns and variations of pronouns contained in this Agreement shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

4.     This Subscription Agreement shall be irrevocable, except as required by law. This Subscription Agreement and the Investor's investment shall be governed by and construed in accordance with the laws of New York, without regard to its principles of conflicts of law, and venue shall be in any appropriate state or federal courthouse located within New York City, New York.

5.     This Subscription Agreement may not be assigned by the Investor and any attempt by the Investor to assign this Agreement shall nullify and void this Agreement. Subject to the preceding sentence, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of the Investor.

6.     The Agreement contains the final, complete and exclusive agreement of the parties relative to the subject matter hereof and may not be changed, modified, amended or supplemented except by written instrument signed by both parties.

7.     Within sixty (60) days if the closing of the final subscription under this Offering, but later than November 1, 2018 (the “Filing Deadline”), the Company shall file with the United States Securities and Exchange Commission a registration statement on Form S-1 (or S-3, if the Company is eligible) (the “Registration Statement”) registering for sale the Shares acquired by the Investor in the Offering (including any Shares to be issued upon exercise of the Warrant). In the event that the Company fails to file the Registration Statement on or before the Filing Deadline, the Company shall issue to the Investor an additional number of Units equal to ten percent (10%) of the Units originally subscribed for by the Investor (which will include additional Warrants at the original exercise price).

H.     SIGNATURE PAGE

The undersigned hereby subscribes for 7,500,000 Units at a price of $0.40 per Unit. A wire in the amount of $3,000,000 has been sent or a check is enclosed herewith.

Navy Capital Green International, Ltd
(Print exact name in which certificate is to be issued)

The Investor's Residence
Address (please print or type):	575 Lexington Avenue, 4th Floor
New York, NY 10022
The Investor's Mailing Address,
if other than Residence Address	Same as above
(please print or type):

Name of Joint Investor
(please print or type):	N/A

Joint Investor’s Mailing Address	N/A
if dual mailing requested
(please print or type):

If an entity, the State of formation:	Offshore BVI entity

If an entity, title of signatory:

Investor’s Social Security number or EIN:

By:	/s/ John T. Kaden
Name:	John T. Kaden
Title:	Managing Partner & CIO
Dated:	July 31, 2018

Accepted:

CLS HOLDINGS USA, INC.

By: /s/ Jeffrey I. Binder

Name: Jeffrey I. Binder

Title: Chairman

Dated: as of July 31, 2018

EXHIBIT A

RISK FACTORS

An investment in the Units offered hereby involves a high degree of risk and should not be made by persons who cannot afford the loss of their entire investment.  Prospective investors should consider carefully the following risk factors prior to making any investment decision with respect to the Units.

The Company’s business and success is subject to numerous risk factors, in particular, the risks associated with the cannabis business in the United States, as detailed in its periodic reports filed with the U.S Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 which is available at no cost at www.sec.gov. Listed below are additional risk factors related to the Offering.

There Are Only Limited Exit Strategies Available Regarding Your Investment.

There is currently an uneven trading market for the Shares and until trading activity increases on a regular basis, your only exit strategy may be to make a private sale of your Shares. Accordingly, you will likely have to maintain your investment in the Shares for an indefinite period which will affect your liquidity.

We Do Not Anticipate Paying Dividends In The Near Future.

It is likely that you will not see any return on your investment for quite some time in the future, inasmuch as we do not foresee paying any dividends in the near future.

If Insufficient Funds Are Raised In The Offering We May Be Unable To Reach Our Goals.

As described above, the use of proceeds from this Offering is primarily to expand certain of our facilities and for working capital and if we do not reach our target in the Offering we will be unable to fully implement our business plan and consequently you may not realize the potential upside of your investment.

There Are Substantial Differences In Investments In The Company.

Purchasers of the Shares in this Offering will have a substantially greater cash investment in the common stock than other shareholders of the Company. The Subscribers in this Offering will pay $0.40 per share, whereas certain other shareholders have little or no cash investment in the Company. As a result, the Subscribers in this Offering will have substantially more cash at risk, on a per share basis, than some of the current shareholders of the Company. Shareholders with relatively minor cash investment will likely have different views on certain corporate policies and strategies than Subscribers with more at stake and such shareholders may, to the extent consistent with the Company’s charter documents, implement such policies and strategies that may not satisfy the needs of an investor with a larger cash stake.

We Will Need Additional Financing.

Our capital requirements relating to the development of our business could be significant.  If such additional financing includes the sale of shares of stock in the Company, the percentage interest in the Company of Shares of the investors in this Offering will be diluted. The Company’s Board of Directors will have the sole authority to determine the terms on which such additional shares of stock are sold, including the valuation of the Company used to determine the price and corresponding percentage interest in the equity interests of the Company sold to new investors providing additional capital for the Company, which may be at a lower price than the price paid by Subscribers in this Offering. There can be no assurance that any such financing will be available to us on commercially reasonable terms, or at all.

No Independent Advisors Have Reviewed The Offering Documents On Behalf Of The Investors.

We have not retained any independent professionals to review or comment on the offering or otherwise protect the interests of the investors hereunder. Although we have retained our own counsel, neither that law firm nor any other law firm has made, on behalf of the investors, any investigation of the merits or the fairness of the Offering or of any factual matters represented herein, and purchasers of the Shares should not rely on such law firm so retained with respect to any matters herein described. Prior to making an investment in the Shares, all potential investors should consult with their own legal, financial and tax advisers.

We Face Additional Risks Not Listed Above

The above listed risk factors are only some of the significant risk factors that investors face in the Offering, and a comprehensive list of all possible risks would be impossible to prepare. In addition to the investment related risk factors listed above the Company faces risk factors related to its business, some of which risk factors are listed in, and incorporated by reference from, its Annual Report on Form 10-K. All potential Subscribers must understand that our business can fail for a multiplicity of reasons, in which case their investment would be lost. We encourage you guide yourselves accordingly.

EXHIBIT B

ACCREDITED INVESTOR

The Investor is an "accredited investor," as that term is defined in Regulation D under the Securities Act (an "Accredited Investor"), because the Investor falls into at least one of the following definitions of that term.

(1)        The Investor is a natural person who satisfies at least one of the following tests at the time of the sale of the Units to him:

The Investor, either individually or together with the Investor's spouse, has a net worth in excess of $1,000,000, not including the value of their primary residence.

The Investor had an individual income (not including the income of the Investor's spouse) in excess of $200,000 in each of the two most recent years, or the Investor had a joint income with the Investor's spouse in excess of $300,000 in each of the two most recent years, and the Investor's individual or joint income, as the case may be, is expected to meet the same income levels in the current year.

(2)        The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

(3)        The Investor is a broker or dealer registered pursuant to Section 1 of the Securities Exchange Act of 1934, as amended.

(4)        The Investor is an insurance company as defined in Section 2(13) of the Securities Act.

(5)        The Investor is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a) (48) of that Act.

(6)        The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

(7)        The Investor is a plan established and maintained by a State, its political subdivisions, or an agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

(8)        The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, with any of the following characteristics:

A plan where all of the participants are Accredited Investors by satisfying one of the tests set forth in 1 above.

A plan that is a self-directed plan and its participants are, and its investment decisions are made solely by, persons who are Accredited Investors by satisfying one of the tests set forth in 1 above.

A plan where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser.

A plan that has total assets in excess of $5,000,000.

(9)        The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

(10)      The Investor is an Individual Retirement Account (IRA) in which the participant is an Accredited Investor by satisfying one of the tests set forth in 1 above.

(11)      The Investor is a Keogh Plan in which the participant is an Accredited Investor by satisfying one of the tests set forth in 1 above.

(12)      The Investor is a trust with any of the following characteristics:

The trust may be amended or revoked at any time by the grantors and all of the grantors are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

The trust has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Membership Interests offered and its purchase is directed by a "sophisticated person" as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act.

(13)      The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, a corporation, limited liability company, or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Membership Interests offered in this offering and which has total assets in excess of $5,000,000.

(14)      The Investor is a director or executive officer of the Company.

(15)      A general partnership that was not formed for the specific purpose of investing in this offering and in which all of the general partners are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

(16)      A limited partnership that was not formed for the specific purpose of investing in this offering and in which all of the general partners and all of the limited partners are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

(17)      A corporation that was not formed for the specific purpose of investing in this offering and in which all of the owners of stock are Accredited Investors by satisfying one of the other definitions of an Accredited Investor described in this Subscription Agreement.

EXHIBIT C

FORM OF WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IN ITS REASONABLE JUDGMENT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

CLS HOLDINGS USA, INC.

Warrant for the Purchase of Common Stock,

par value $0.001 per share

No. 2018-08-01	7,500,000 Shares
Date: July 31, 2018

THIS CERTIFIES that, for good and valuable consideration, NAVY CAPITAL GREEN INTERNATIONAL, LTD (together with its successors and permitted assigns, the “Holder”), with an address at 575 Lexington Avenue, 4th Floor, New York, NY 10022 is entitled to subscribe for and purchase from CLS HOLDINGS USA,INC. (the “Company”), upon the terms and conditions set forth herein, in whole or in part, at any time, or from time to time, after the date hereof and before 5:00 p.m. on August 31 , 2021 (the “Exercise Period”), 7,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of $0.60 per share (the “Initial Exercise Price”), as same may be adjusted as provided for herein (the “Warrant Shares”).

1.     To the extent otherwise exercisable, this Warrant may be exercised during the Exercise Period as to the whole or any portion of the number of Warrant Shares, by (i) delivery of a written notice, in the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares to be exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash, or by means of bank check or wire transfer of immediately available funds, and (iii) delivery of this Warrant to the Company. In the event that the exercise of this Warrant is for less than all of the Warrant Shares purchasable under this Warrant, the Company shall cause to be issued in the name of and delivered to the Holder hereof or as the Holder may direct, as soon as practicable, a new Warrant or Warrants of like tenor, for the balance of the Warrant Shares purchasable hereunder.

2.     Upon the exercise of the Holder’s right to purchase Warrant Shares granted pursuant to this Warrant, the Holder shall be deemed to be the holder of record of the number of Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after the exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the applicable number of Warrant Shares, registered in the name of the Holder. No fractional shares of Common Stock are to be issued upon exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

3.     (a)     The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee upon receipt of a duly executed warrant power in the form of Exhibit B hereto. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary

(b)     The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the purchase price therefor, shall be validly issued, fully paid and nonassessable.

(c)     The Company, upon ten (10) days prior notice to the Holder, at any time prior to expiration of the Exercise Period, may demand that the Investor exercise this Warrant, in its entirety, if the closing bid price of the Shares equals or exceeds $1.20 (subject to adjustments as set forth in Section 4 of this Warrant) for twenty (20) consecutive business days. Should the Investor fail to exercise the Warrant in its entirety within thirty (30) days after receiving the Company’s demand, the Warrant shall expire and be of no further force or effect.

4.      (a)     In the event that the outstanding shares of Common Stock are changed into a different number of shares of Common Stock by reason of any recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares of the Company or an otherwise similar event, appropriate adjustment shall be made in the number and kind of securities as to which this Warrant shall be exercisable, to the end that the proportionate interest of the Holder immediately after the occurrence of such event shall equal the proportionate interest of the Holder immediately before the occurrence of such event. Such adjustment shall be made without change in the total Exercise Price applicable to this Warrant but with corresponding adjustments in the number of shares of Common Stock underlying the Warrant and Exercise Price per share evidenced by this Warrant. To illustrate: In the event of a reverse split in the ratio of 1:3, the Exercise Price would become $1.80 and the number of underlying shares of Common Stock would be reduced to 2,500,000.

(b)     In case of any consolidation with or merger of the Company with or into another corporation or entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, conveyance or lease to another person or entity of the property of the Company as an entirety or substantially as an entirety, such successor or purchasing person or entity, as the case may be, shall (i) execute in favor of the Holder an agreement or instrument providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock or other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such event, (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, in order to effect such agreement and (iii) set aside or reserve, for the benefit of the Holder, the stock, securities, property and/or cash to which the Holder would be entitled upon exercise of this Warrant; provided, that, nothing contained in this paragraph 4(b) shall be interpreted so as to preclude the Holder from exercising this Warrant, in whole or in part, at any time prior to the consummation of any such consolidation, merger, sale, lease or conveyance.

(c)     The above provisions of this paragraph 4 shall similarly apply to successive consolidations, mergers, sales, leases, issuances or conveyances.

5.     (a)     In case at any time the Company shall propose:

(i)     to pay any dividend or make any distribution on shares of Common Stock in shares of common stock, or make any other distribution (other than regularly scheduled cash dividends) to all holders of common stock; or

(ii)     to issue any rights, warrants or other securities to all holders of the Company’s common stock entitling them to purchase any additional shares of common stock or any other rights, warrants or other securities; or

(iii)     to effect any reclassification or recapitalization of the Company’s common stock, or any consolidation or merger; or

(iv)	to effect any liquidation, dissolution or winding-up of the Company; or

(v)     to issue any shares of its Common Stock, or securities convertible or exercisable into its Common Stock, at a price per share lower than the Exercise Price, if such price is also lower than the market price for its Common Stock on such date;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the

Warrant Register, mailed at least ten (10) days prior to the date on which any such event is expected to occur.

(b)     If and whenever on or after the date of this Warrant, the Company issues or sells any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities (as defined below) for a consideration per share (the “New Issuance Price”) less than the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to the New Issue Price. “Excluded Securities” means: (i) capital stock, options or convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, (ii) shares of Common Stock issued upon the conversion or exercise of options or convertible securities that were issued and outstanding on the date immediately preceding the date of this Warrant, provided such securities are not amended after the Subscription Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof (iii) securities issued pursuant to the Subscription Agreement and securities issued upon the exercise or conversion of those securities, (iv) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Exercise Price pursuant to the other provisions of this Warrant), and (v) capital stock, options or convertible Securities issued as consideration for an acquisition or strategic transaction approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not, for the purposes of this clause (v), include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

6.     The issuance of any Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Warrant Shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate representing Warrant Shares in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax, to the extent required to be so paid, or, if reasonably required by the Company, shall have established to the satisfaction of the Company that such tax has been paid.

7.     Unless registered, or freely saleable under Rule 144, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend or a similar legend to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR EVIDENCE OF AN EXEMPTION THEREFROM (INCLUDING AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT).”

8.     The Holder of this Warrant, by the acceptance hereof, represents that he is acquiring this Warrant and the Warrant Shares for his own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempt under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that by making the representations herein, the Holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with, or pursuant to an exemption under, the Securities Act. The Holder of this Warrant further represents, by acceptance hereof, that, as of this date, such Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Upon the exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that such Holder is an Accredited Investor. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition precedent to such Holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

9.     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (and upon surrender of this Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses (including without limitation any insurance), the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

10.     The Holder shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

11.      This Warrant and the rights granted hereunder shall be assignable by the Holder hereof without the consent of the Company (i) to members of his or her immediate family (which shall include any spouse, lineal ancestor or descendant, adopted child or sibling, or the spouse of any of them) or (ii) to a trust or any other estate planning vehicle for the benefit of such Holder or members of his or her immediate family; provided, however, that the assignee shall, within ten (10) days prior to such assignment, furnish to the Company written notice of the name, address and relationship with such assignee and such transferee shall agree to be bound by the terms and conditions of the Investor Rights Agreement upon exercise, provided it involves no more than a de minimis expense.

12.     Each of the Company and the Holder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Holder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

13.     Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or e-mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, FL 33156

Tel: 888-438-9132

E-Mail: jeff@clslabs.com

Attention: Chairman

If to the Holder, at the address set forth above (if such Holder is the initial Holder of this Warrant), or to such other address for such Holder or its assignees as shall appear, from time to time, on the records maintained by the Company.

Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of transmission or (C) provided by nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

14.     Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

15.     This Warrant shall be construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed within such State, without regard to principles of conflicts of law. THE COMPANY AND THE HOLDER (BY THE ACCEPTANCE HEREOF) HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, OVER ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY AND THE HOLDER EACH AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, PROPERLY ADDRESSED TO IT AT ITS ADDRESS LISTED IN PARAGRAPH 13 ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT. THE COMPANY AND THE HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE IN ANY ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT SUCH COURT REPRESENTS AN INCONVENIENT FORUM. THE COMPANY AND THE HOLDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT WHICH IS NO LONGER SUBJECT TO FURTHER REVIEW SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANY AND THE HOLDER AND MAY BE ENFORCED AGAINST THE COMPANY OR THE HOLDER IN ANY OTHER COURTS TO WHOSE JURISDICTION THE COMPANY OR THE HOLDER, RESPECTIVELY, IS OR MAY BE SUBJECT BY SUIT UPON SUCH JUDGMENT. THE COMPANY AND THE HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM ARISING UNDER OR WITH RESPECT TO THIS WARRANT.

IN WITNESS WHEREOF, this Warrant was executed by the Company as of the 31st th day of July, 2018

CLS HOLDINGS USA, INC.

By:
Name: Jeffrey I. Binder
Title: Chairman

EXHIBIT A

To

Warrant

ELECTION TO EXERCISE

TO BE EXERCISED BY THE REGISTERED HOLDER

CLS HOLDINGS USA, INC.

The undersigned holder hereby exercises the right to purchase ______ (_____) of the shares of Common Stock (the “Warrant Shares”) of CLS Holdings USA, Inc., a Nevada corporation (the “Company”), evidenced by the attached Warrant. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.     Form of Warrant Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made with respect to ______ Warrant Shares.

2.     Payment of Warrant Exercise Price. The Holder shall pay the sum of $________ to the Company in accordance with the terms of the Warrant.

3.     Delivery of Warrant Shares.     The Holder requests that certificates for such Warrant Shares be issued in the name of, and delivered to:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Print Name, Address and Social Security
or Tax Identification Number)

Dated: ___________________

_____________________________________ Signature

EXHIBIT B

To

Warrant

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to __________, with an address at _______________________________, a warrant to purchase ___________ shares of common stock of CLS Holdings USA, Inc., a Nevada corporation, represented by warrant certificate no. ________, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint __________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: ______________

                                                                                                                                                                                                                             _____________________________

                                                                                                                                                                                                                                                 [HOLDER]